                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM N-14



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


PRE-EFFECTIVE AMENDMENT NO.                                   __
                                                            /__/
POST-EFFECTIVE AMENDMENT NO.                                  __
                                                            /__/




                                 VAN ECK FUNDS
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 212-687-5200
                        (REGISTRANT'S TELEPHONE NUMBER)


                          THADDEUS LESZCZYNSKI, ESQ.
                        VAN ECK ASSOCIATES CORPORATION
              99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


         COPY TO: PHILIP H. NEWMAN, ESQ., GOODWIN PROCTER & HOAR, LLP
                 EXCHANGE PLACE, BOSTON, MASSACHUSETTS  02109


       ----------------------------------------------------------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE UNDER THE SECURITIES ACT OF 1933.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON THE THIRTIETH DAY AFTER THE DATE OF FILING PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933.

  NO FILING FEE IS REQUIRED BECAUSE THE REGISTRANT HAS HERETOFORE DECLARED ITS INTENTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, $.01 PAR VALUE, OF THE MONEY MARKET FUND SERIES, PURSUANT TO RULE 24f-2.

                           VAN ECK/CHUBB FUNDS, INC.

                             Cross Reference Sheet
           Pursuant to Rule 481(a) under the Securities Act of 1933

Form N-14 Item No.         Location in Proxy Statement/Prospectus
------------------         --------------------------------------

1.                         Cover Page of Registration Statement; Prospectus Cover Page

2.                         Table of Contents

3.                         Synopsis; Special Considerations and Risk Factors

4.                         Synopsis, The Reorganization

5.                         Prospectus Cover Page; Synopsis; and Additional Information

6.                         Prospectus Cover Page; Synopsis; Additional Information

7.                         Notice of Special Meeting; Introduction; Synopsis; The
                           Reorganization; Money Market Fund; Van Eck U.S. Government
                           Money Fund; Information Concerning the Meeting; Additional
                           Information

8.                         Not Applicable

9.                         Not Applicable

PartB
10.                        Cover Page of Statement of Additional Information

11.                        Table of Contents

12.                        General Information

13.                        General Information

14.                        Financial Statement


VAN ECK/CHUBB FUNDS, INC.
[LOGO]

_______________, 1998

Dear Shareholder:

At this time, we are asking our shareholders to consider voting for the reorganization of the Fund by means of a tax-free merger into the Van Eck U.S. Government Money Fund, which we believe to be in shareholders' best interests. The reorganization is being proposed in part because both the Van Eck/Chubb Money Market Fund and Van Eck U.S. Government Money Fund are marketed through the same distribution channels. Having two affiliated money market funds with substantially similar investment objectives and policies will diffuse the distribution effort and confuse brokers and the investing public. Money market funds are primarily used as exchange vehicles, so that no more than one is necessary in a fund group. In addition, the exchange privilege between Van Eck Funds and Van Eck/Chubb Funds permits the use of a single money market fund by shareholders of both Van Eck Funds and Van Eck/Chubb Funds.


Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Global Income Fund to be held on _________, April ____, 1998 for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation. PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.


Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.


Sincerely,

Michael O'Reilly
President




Van Eck Global, 99 Park Avenue, New York, NY 10016 tel. 212.687.5200 or
800.826.3251 fax 212.687.5248

                           VAN ECK/CHUBB FUNDS, INC.
                               MONEY MARKET FUND
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                                1-800-826-2333

                ______________________________________________


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL ___, 1998

                ______________________________________________


A SPECIAL MEETING OF SHAREHOLDERS OF MONEY MARKET FUND (THE "FUND" or "MMF"), A SERIES OF VAN ECK/CHUBB FUNDS, INC. (THE "COMPANY"), will be held at 99 Park Avenue, 8th Floor, New York, New York, on _________, April __, 1998 at xxxxxxxx, New York Time, for the following purposes:

(1) To consider approval of the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck U.S. Government Money Fund, a series of Van Eck Funds, the assumption of certain liabilities of the Fund by Van Eck U.S. Government Money Fund, the distribution of Van Eck U.S. Government Money Fund shares to the Fund's shareholders and the liquidation of the Fund; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on _____, _______, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                              By order of the Board of Directors


                              Thaddeus M. Leszczynski
                              Secretary


_______, 1998


                               ----------------

                            YOUR VOTE IS IMPORTANT!

                               ----------------

   ________________________________________________________________________


       WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE,
            DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

   ________________________________________________________________________

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT/PROSPECTUS FOR
                               FUTURE REFERENCE.
                    _______________________________________


                           VAN ECK/CHUBB FUNDS, INC.

                   99 Park Avenue, New York, New York 10016
                                1-800-826-2333

                    ______________________________________

                           PROXY STATEMENT/PROSPECTUS
                    _______________________________________


Van Eck Funds has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration of the shares of Van Eck U.S. Government Money Fund ("USGMF"), a series of Van Eck Funds, to be offered to the shareholders of Money Market Fund ("MMF"), a series of Van Eck/Chubb Funds, Inc. (the "Company"), pursuant to an Agreement and Plan of Reorganization and Liquidation of the Company and Van Eck Funds involving the exchange of MMF's asset, for shares of USGMF, the assumption of certain liabilities of MMF by USGMF, the distribution of USGMF shares to MMF's shareholders and the subsequent liquidation of MMF (the "Reorganization").

USGMF is a non-diversified series of Van Eck Funds, an open-end investment company, whose objective is to seek safety in principal, daily liquidity and current income by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the "full faith and credit" of the U.S. Government.

The Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement of Additional Information") for USGMF dated April 30, 1997 are incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement of Additional Information") for MMF dated May 1, 1997 are incorporated by reference into this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth concisely information about USGMF and MMF that the shareholders of MMF should know in considering the Reorganization and should be retained for future reference. MMF has authorized solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement/Prospectus and the accompanying documents.

A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated _______, 1998, is incorporated by reference to this Proxy Statement/Prospectus and is available from the Trust by calling the telephone number listed above or by writing to the Funds at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            This Proxy Statement/Prospectus is dated ________, 1998

TABLE OF CONTENTS                                                        Page
--------------------------------------------------------------------------------

Introduction............................................................
Synopsis................................................................
    The Reorganization..................................................
    Investment Objectives and Policies..................................
    Reasons for the Transaction.........................................
    Investment Advisory and Administrative Fees.........................
    Other Fees..........................................................
    Purchase Procedures/Sales Charges...................................
    Exchange Privileges.................................................
    Conversion Feature..................................................
    Redemption Procedures...............................................
    Dividends and Distributions.........................................
    Net Asset Value.....................................................
    Tax Consequences....................................................
Special Considerations and Risk Factors.................................
The Reorganization......................................................
Procedures..............................................................
    Terms of the Plan of Reorganization and Liquidation.................
    Benefits to the Fund as a Result of Reorganization..................
    Tax Consequences of the Reorganization..............................
    Capitalization......................................................
Van Eck/Chubb Global Income Fund and Global Income Fund.................
 Financial Highlights...................................................
    Van Eck/Chubb Global Income Fund (Class A)..........................
    Global Income Fund..................................................
 Management.............................................................
 Share of VE/CGIF to be Issued in the Reorganization and Shares of GOF..
 Other Matters..........................................................
Information Concerning the Meeting......................................
 Date, Time and Place of Meeting........................................
 Solicitation, Revocation and Use of Proxies............................
 Record Date and Outstanding Shares.....................................
 Security Ownership of Certain Beneficial Owners and Management.........
 Voting Rights and Required Vote........................................
Additional Information..................................................
Agreement and Plan of Reorganization and Liquidation....................

                           VAN ECK/CHUBB FUNDS, INC.
                               MONEY MARKET FUND
              99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016

                                 1-800-826-2333

                  __________________________________________


                          PROXY STATEMENT/PROSPECTUS
                        SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON XXXXXXXX, APRIL __, 1998
                 99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK

                  __________________________________________


                                  INTRODUCTION

This proxy statement is furnished to the shareholders of Money Market Fund in connection with the solicitation by the Board of Directors of Van Eck/Chubb Funds, Inc., of which MMF is a series, of proxies to be used at a special meeting of shareholders of MMF to be held on April ___, 1998, or any adjournments thereof (the "Meeting"), to approve or disapprove an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets from MMF for shares of Van Eck U.S. Government Money Fund ("USGMF") (the "Reorganization Shares"), the assumption of certain liabilities of MMF by USGMF, the distribution of such Reorganization Shares to the shareholders of MMF and the subsequent liquidation of MMF, as set forth herein (the "Reorganization"). As of XXXX,____, 1998 the record date, there were outstanding ___________ shares of MMF and _____________ shares of USGMF. Each shareholder of MMF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about _________, 1998. USGMF and MMF each may be referred to herein individually as a "Fund" and collectively as the "Funds."

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Company at the address listed on the front cover of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by MMF. If MMF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of MMF, as of_________,1998 no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

     MMF
     The Chubb Corporation                  1,620,805.650 shares
     Attn: Michael O'Reilly                     or 17.227%
     100 William Street
     New York, NY 10038

     Van Eck Associates Corporation         2,313,127.900 shares
     Attn: Bruce J. Smith                       or 24.586%
     99 Park Avenue, FL 8
     New York, NY 10016

In addition, as of _________, 1998, Michael O'Reilly, President and Directors of the Company, owned 0% of the shares of MMF. As of the same date, all Directors and officers of the Company as a group owned 0% of shares of MMF. Chubb Asset Managers Inc. (the "Adviser") owned 0% of MMF's shares, respectively, as of that date.

Expenses of the Reorganization directly attributable to the Reorganization will be borne by Chubb Asset Managers, Inc. and Van Eck Associates Corporation, except for brokerage fees and expenses, the Fund's unamortized organizational and offering expenses outstanding on the Distribution Date and any extraordinary expenses. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Company, the Adviser and/or Firstar Trust Company, MMF's Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "Firstar"), personally or by telephone or telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

See also "Information Concerning the Meeting" below.

                                    SYNOPSIS

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of MMF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

THE REORGANIZATION

The Directors of the Company, of which MMF is a series, have determined that the Reorganization (as described herein) is in the best interests of the shareholders of MMF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets from MMF for Reorganization Shares, the assumption of certain liabilities of MMF by USGMF, the distribution of such Reorganization Shares to the shareholders of MMF and the subsequent liquidation of MMF. For more information see "The Reorganization" below.

INVESTMENT OBJECTIVES AND POLICIES

SUMMARY COMPARISON BETWEEN MMF AND USGMF. Although MMF and USGMF differ in some respects, they have certain similarities in their investment objectives, policies and portfolios.

Both USGMF and MMF are diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of USGMF (daily liquidity and current income) and MMF (high current income, with preservation of capital and maintenance of liquidity ) are substantially the same. Except as stated below, the Funds' investment policies and restrictions are also substantially similar. One difference is that USGMF must invest at least 80% of its assets in U.S. Government Securities, rather than all types of securities that are rated by the requisite nationally recognized statistical organizations. In addition, USGMF may borrow only 10% of assets for emergency or temporary purposes. On the other hand, MMF may invest in foreign securities, which USGMF cannot.

MMF. MMF is a diversified series of the Company. Chubb Asset Managers, Inc. acts as investment adviser to MMF. This Fund seeks the high level current income as is consistent with preservation of capital and maintenance of liquidity by investing primarily in short-term high grade debt obligations. Under normal market conditions, the Fund invests at least 95% of its total assets in eligible securities. Such securities are primary debt obligations issued by the U.S. Government that are rated within the highest rating category for short-term debt obligations, by the requisite NRSRO's or unrated securities of comparable quality, foreign obligations, repurchase agreements and foreign securities.

The average maturity of the securities in MMF's portfolio will be 13 months or less. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when rates are expected to fall. The Adviser expects the average maturity to be between three and ten years. In addition, when the

Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

USGMF. USGMF is a non-diversified series of Van Eck Funds. Van Eck Associates Corporation acts as investment adviser to USGMF. USGMF seeks safety of principal, daily liquidity and current income by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the "full faith and credit" of the U.S. Government. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration. The Fund may from time to time invest, without limitation, in repurchase agreements collateralized by such securities. As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

The Fund follows an operating policy in order to maintain pursuant to an SEC rule, a constant net asset value of $1.00 per share although there is no assurance it can do so on a continuing basis. Although the Fund's fundamental policy allows it to invest, with respect to 25% of its assets, more than 5% in any one issuer )other than U.S. Government securities), it may do so only if the SEC rule is amended in the future. All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase and have been determined to be of high. quality, with minimal credit risk, by the Adviser acting under the supervision of the Board of Trustees of the Trust. The Fund also maintains an average-weighted portfolio maturity of 90 days or less.

REASONS FOR THE TRANSACTION

On October 1, 1997, Chubb Investment Funds, Inc. entered into a new relationship with the Van Eck Funds. MMF is part of the same affiliated funds as USGMF. Both the Van Eck Funds and the Van Eck/Chubb Funds are marketed through the same distribution channels. There is an overlap between the two Funds. Having two affiliated money market funds with substantially similar investment objectives will diffuse the distribution effort and may confuse brokers and the investing public. In addition, the investment objectives and policies of MMF are substantially similar to USGMF. After the reorganization, Van Eck Associates Corporation will become the investment adviser for MMF. Van Eck Associates Corporation became the investment administrator and Van Eck Securities Corporation (the "Distributor") began serving as distributor of the shares of the Van Eck/Chubb Funds, including MMF. In addition, Chubb Life no longer plans to assume the fees and waive the expenses of MMF and therefore, expenses should come down to some extent as a result of an increased asset base.

The Board of Directors determined that participation in the Reorganization, as described herein, is in the best interest of MMF and the interests of existing MMF shareholders will not be diluted as a result of such participation. The Board also considered a number of factors and alternatives in addition to the ones stated in the preceding paragraph. The Directors determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of MMF. Liquidating MMF would have required most shareholders to recognize either gains or losses in the current tax year when
many shareholders might have preferred to defer such gains or losses.   An
exchange into USGMF would force the shareholder to recognize a gain or loss for tax purposes, whereas the reorganization will achieve the same result, but on a tax-free basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to achieve the same results as liquidation of MMF. The Board also considered the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; any factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the reorganization; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Chubb Asset Managers, Inc. acts as the investment adviser for MMF. Total aggregate assets under management of Chubb Asset Managers, Inc. on January 13, 1998 were approximately 6 million.

Van Eck Associates Corporation acts as the Adviser for USGMF. Total aggregate assets under management of the Adviser on January 13, 1998 were approximately 88 million. The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. John C. van Eck, Chairman and President of Van Eck Funds and Van Eck Worldwide Insurance Trust and Director of Van Eck/Chubb Funds, Inc., together with members of his immediate family, own 100% of the voting stock of the Adviser.


USGMF pays investment advisory fees to the Adviser according to the following schedule (1):

Net Assets                                                          Advisory Fee
----------                                                          ------------
$0-$500 million..................................................... 0.50 of 1%
Next $250 million................................................... 0.40 of 1%
Over $750 million...................................................0.375 of 1%

MMF pays investment advisory fees and investment administrative fees to Chubb Asset Managers Inc. according to the following schedule (2):

Net Assets                   Advisory Fee  Administrative Fees   Total Fees
----------                   ------------  -------------------   ----------
$0-$200 million............       .15%         0.35%                 .50%
Next $1.1 billion..........       .14%         0.31%                 .45%
Over $1.3 billion..........       .13%         0.27%                 .40%
------
(1) The advisory fee is payable monthly, computed on the average daily net assets.
(2) The advisory fee and administrative fees are payable monthly, computed on the average daily net assets. The Adviser will receive these fees for three years or until assets in all of the Van Eck/Chubb Funds reach $500 million, whichever occurs first.

OTHER FEES

MMF has also adopted a reimbursement-type Plan of Distribution. MMF's shares are subject to a 12b-1 fee accrued daily at an annual rate of .25% of average daily net assets.

USGMF has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, USGMF pays a fee to the Distributor accrued daily at an annual rate of .25% of its average daily net assets, all or some of which are used for payments to agents or brokers who service shareholder accounts of USGMF and the remainder of which is used for other actual promotional and distribution
expenses incurred by the Distributor.   USGMF adopted a reimbursement-type Plan
of Distribution. Any 12b-1 Plan fee accrued by USGMF in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses will be retained by USGMF. A reimbursement plan does not provide for the payment of interest as a distribution expense. The Plan of Distribution in effect for USGMF is described in more detail in the Prospectus for USGMF under "Plan of Distribution."

Neither Fund will recognize any gain or loss on the transaction. USGMF will have the same basis and holding period in the assets received as MMF.

USGMF's total operating expenses for the year ended December 31, 1997 were 1.27% of average daily net assets. MMF's total operating expenses for the year ended December 31, 1997 were 0.50%. Had these fees and expenses for MMF not been assumed or waived in 1997, gross expense ratios for those periods would have been 1.47%.

The following table provides a comparison of the transaction and operating expenses paid by USGMF and MMF. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares" in the Prospectuses. The investment adviser, the administrator and/or Distributor of each Fund may from time to time waive fees and/or reimburse certain expenses of a Fund.

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                                        USGMF
                                                                                                                        Post-
                                                                                                       USGMF   MMF*     Merger
                                                                                                       -----   ----     ------
Maximum Sales Charge Imposed on Purchases (as a percent of offering price).....                          0%     0 %        0%

Annual Fund Operating Expenses
(as a percentage of average net assets)
---------------------------------------

Management Fee  ..............................................................................          0.50%   .015%    0.50%
12b-1 Fee/Shareholder Servicing Fee...............................................................      0.25%   .025%    0.25%
Administration..................................................................................        0.11%   0.35%    0.14%
Transfer and Dividend Disbursing Fees................................................................   0.08%   0.39%    0.10%
   Printing ......................................................................................      0.02%   0.04%    0.02%
   Audit .............................................................................................. 0.04%   0.11%    0.06%
   Custodian Fees................................................................................       0.15%   0.03%    0.17%
   Registration...................................................................................      0.04%   0.11%    0.04%
   Trustees/Directors.................................................................................. 0.02%   0.01%    0.02%
   Miscellaneous..................................................................................      0.05%   0.3%     0.04%
Total Fund Operating Expenses.......................................................................    1.27%   1.47%***1.35%

_______________
* Effective April 6, 1998, MMF's maximum sales charge will be 4.75%.
** Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
*** The Adviser waived 0.97% in expenses and fees to bring MMF's expenses to 0.50%.

Example: You would bear the following expenses on a $1,000 investment assuming
      (1) 5% annual return and (2) redemption at the end of each time period.

                                                                                                                    USGMF
                                                                                                                    Post-
                                                                                                   USGMF     MMF    Merger
                                                                                                   -----     ----   -------
1 Year.........................................................................................    $ 12.94  $ 14.96  $ 13.75
3 Years..........................................................................................  $ 40.28  $ 46.48  $ 42.76
5 Years........................................................................ ...............    $ 69.69  $ 80.27  $ 73.94
10 Years.....................................................................................      $153.39  $175.74  $162.39

This table should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

PURCHASE PROCEDURES/SALES CHARGES

After the Reorganization, shareholders of MMF will be shareholders of USGMF, and therefore subsequent purchases of shares of USGMF will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

EXCHANGE PRIVILEGES

Shareholders of USGMF may exchange into any of the Van Eck/Chubb Funds. Shareholders of USGMF (except for those with Investors Fiduciary Trust Company fiduciary retirement plan accounts, who must effect "transfer of assets" to the Van Eck/Chubb Funds' plan custodian, Firstar Trust Company) may exchange into a Van Eck/Chubb Fund at net asset value.

Shareholders of MMF may exchange into Class A shares of any of the other Van Eck Funds. Shareholders of MMF (except for those with fiduciary retirement plan accounts, who must effect a

"transfer of assets" to the Van Eck Funds' plan custodian, Investors Fiduciary Trust Co.) may exchange into a Van Eck Fund at net asset value.

In addition, each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in the Prospectuses and Statements of Additional Information under "Exchange Privilege."

Exchanges out of MMF will be accepted up to the business day prior to the Exchange Date.

REDEMPTION PROCEDURES

Shares of MMF may be redeemed at any time. Shares may be redeemed by forwarding a written request to the Funds' transfer agent. Prior to April 6, 1998, write to Firstar Trust Company, Mutual Fund Services, Third Floor, P.O. Box 701, Milwaukee, WI 53201-0701 or by overnight courier write to Van Eck/Chubb Money Market Fund, c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202-5207. Beginning April 6, 1998, write to DST Systems, Inc. at the address below. See also "Redemption or Repurchase" in the MMF Prospectus for more information.

Shares of USGMF may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. Redemptions of USGMF shares will be accepted up to the business day prior to the Exchange Date. See also "Redemption of Shares" in the USGMF Prospectus for more information.

DIVIDENDS AND DISTRIBUTIONS

If the Reorganization is approved by shareholders, MMF intends to declare any applicable dividends and distributions prior to the Exchange Date. USGMF generally declares and distributes dividends from its net investment income on each day which the Fund is open for business and distributes dividends on the last day of the month. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as the record date (usually in December) of such distributions. Short term capital gains, if declared, are treated the same as dividend income.

NET ASSET VALUE

The net asset value of USGMF and MMF is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the investment adviser and/or administrator, are accrued daily for the Funds.

USGMF and MMF are valued on the basis of amortized cost. The Funds will attempt tp maintain a constant net asset value of $1.00 per share.

TAX CONSEQUENCES

Prior to or upon the closing of the Reorganization, counsel to MMF and USGMF, Goodwin, Procter & Hoar LLP, will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of MMF to USGMF solely in exchange for USGMF shares and the assumption by USGMF of some of MMF's liabilities and the distribution of such shares to the shareholders of MMF, as provided in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and USGMF and MMF will each be a "party to a reorganization" within the meaning of Section 368(b), (ii) GIF will not recognize gain or loss on the transfer of its assets to USGMF in the Reorganization; (iii) MMF will not recognize gain or loss upon its distribution to its shareholders of the USGMF shares received in the Reorganization; (iv) USGMF will not recognize a gain or loss upon the receipt of the assets of MMF in exchange for the USGMF shares; (v) shareholders of MMF will not recognize a gain or loss on the exchange of shares of MMF for shares of USGMF provided that such shareholders receive solely USGMF shares (including fractional shares) in exchange for their MMF shares; (vi) the tax basis of the MMF assets acquired by USGMF will be the same to USGMF as the tax basis of such assets to MMF immediately prior to the Reorganization and the holding period of the assets of MMF in the hands of USGMF will include the period during which those assets were held by MMF; (vii) the aggregate tax basis of the USGMF shares received by the shareholders of MMF will be the same as the aggregate tax basis of MMF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the USGMF shares (including fractional shares) received by shareholders of MMF will include the holding period that the MMF shares exchanged were held (provided that the MMF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization-Tax Consequences of the Reorganization" below.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

Except as stated below, the Funds' investment objectives, policies and restrictions are substantially similar. USGMF may borrow up to 10% of the value of its net assets for temporary or emergency purposes while MMF may not. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of the portfolio securities on the Fund's net asset values and money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds.

Since both USGMF and MMF invest extensively in debt securities of domestic issuers, any risks inherent in such investments are applicable to both entities. The market value of debt securities generally varies in direct response to changes in interest rates and the financial condition of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers.

The Funds follow an operating policy in order to maintain a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis.

Both BSGMF and MMF are diversified funds, (i.e., the Funds are limited in how they can invest in a single issuer). Further, USGMF must invest in securities with remaining maturities of 397 days or less at the date of purchase. MMF invests in securities with remaining maturities of 13 months or less.

MMF may` invest in securities issued by foreign issuers. As a result, each Fund may from time to time hold foreign currencies, and therefore, the value of the assets of each Fund (and thus their net asset values) may be affected by changes in currency exchange rates. To the extent such currencies are held by a Fund, such Fund's performance will be less favorable if foreign currency exchange rates move adversely relative to the U.S. dollar. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange controls, less publicly available information, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies, and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may also be subject to foreign taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

USGMF may invest in the option and future markets which involves certain risks and transaction costs which are generally greater for investments in emerging markets, because of the special risks associated with investing in emerging markets and investment in debt securities below investment grade, certain of the Fund's objectives should be considered speculative and the Funds are designed for investors who wish to accept the risks entailed in such investments which are different from those associated with a portfolio consisting entirely of U.S. issuers denominated in U.S. dollars.

See "Risk Factors" in the USGMF Prospectus and Statement of Additional Information and "Additional

Risk Factors" in the MMF Prospectus and Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.

                               THE REORGANIZATION

PROCEDURES

The Adviser is hereby soliciting shareholders of MMF to vote for the approval of the Reorganization. It is anticipated that the Meeting will be held on April __, 1998 at 99 Park Avenue, 8th Floor, New York, New York at _______, New York time. If the MMF's shareholders approve the Reorganization, the Reorganization will take place on or about April __, 1998.


TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

The following is a summary of the significant terms of the Plan which has been considered and approved by the Directors of Van Eck/Chubb Funds at a meeting held on January 29, 1998. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

VALUATION OF ASSETS AND LIABILITIES. The assets of USGMF and MMF will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth under "Determination of Net Asset Value" in MMF's Statement of Additional Information and "Purchase of Shares in USGMF's Statement of Additional Information (a summary of that method appears above under "Synopsis-Net Asset Value"). Redemption requests for MMF which have not been settled as of the Exchange Date will be treated as liabilities for purposes of the Reorganization. Exchange requests as to MMF shares received on the Exchange Date will be treated and processed as exchanges from USGMF and will be effected as of the close of business on the Exchange Date.

DISTRIBUTION OF SHARES AND TRANSFER OF ASSETS. On the Exchange Date, USGMF will issue to MMF a number of shares of beneficial interest, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred to USGMF by MMF on the Exchange Date. Each shareholder of MMF will receive a number of shares of USGMF having an aggregate net asset value equal to the value of his or her shares of MMF. No sales charge or fee of any kind will be charged to the shareholders of MMF in connection with their receipt of shares of USGMF in the Reorganization.

EXPENSES. Expenses of the Reorganization directly attributable to the Reorganization will be borne by Chubb Asset Managers, Inc., the Adviser and the Funds. As between the Funds, their expenses will be allocated to the Fund incurring the expense or on the basis of relative net assets.

REQUIRED APPROVALS. Under the provisions of the By-Laws of Van Eck/Chubb Funds, Inc., approval of the Plan requires the approval of the majority of MMF's outstanding voting shares must vote in favor of the Plan.

AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of MMF, no such amendment may have the effect of changing the provisions of the Plan determining the number of USGMF shares to be issued to MMF shareholders to their detriment without their further approval. The obligations of USGMF and MMF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of MMF and the continuing accuracy of various representations and warranties of USGMF and MMF being confirmed by the respective parties.

BENEFITS TO MMF AS A RESULT OF THE REORGANIZATION

1. MMF and USGMF are affiliated funds, marketed through the same distribution channels. To have two money market funds may be confusing to brokers and investors. Money market funds are primarily used as exchange vehicles, so that no more than one is necessary in a fund group. The overall investment objectives, policies and portfolios of MMF and USGMF are substantially similar. Performance of USGMF is comparable to or better than that of MMF. By combining the Funds, the net expenses to average net assets are likely to decrease for investors of MMF.

2. The Reorganization allows shareholders of MMF to defer recognition of gains or losses on their shares until they choose to recognize such gains and losses. As more fully explained in "The Reorganization-Tax Consequences" below, as of the Exchange Date, MMF will obtain an opinion from Fund counsel that the Reorganization has been structured to be consummated, for Federal income tax purposes, on a tax-free basis. Thus, a shareholder of MMF will be able to defer the recognition of any gains or losses on his or her shares of MMF until shares of USGMF received pursuant to the Reorganization are exchanged or sold. If MMF were liquidated rather than reorganized, a shareholder would have no choice but to recognize any gains or losses in the current tax year.

TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. USGMF and MMF have both elected to qualify as a regulated investment company under the Code, and USGMF intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to MMF and USGMF, Goodwin, Procter & Hoar, LLP will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986. as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of MMF to USGMF solely in exchange for USGMF shares and the assumption by USGMF of some of MMF's liabilities and the distribution of such shares to the shareholders of MMF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and USGMF and MMF will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) MMF will not recognize gain or loss on the transfer of its assets to USGMF in the Reorganization; (iii) MMF will not recognize gain or loss upon its distribution to its shareholders of the USGMF shares received in the Reorganization; (iv) USGMF will not recognize a gain or loss upon the receipt of the assets of MMF in exchange for the USGMF shares; (v) shareholders of MMF will not recognize a gain or loss on the exchange of shares of MMF for shares of USGMF provided that such shareholders receive solely USGMF shares (including fractional shares) in exchange for their MMF shares; (vi) the tax basis of the MMF assets acquired by USGMF will be the same to USGMF as the tax basis of such assets to MMF immediately prior to the Reorganization and the holding period of the assets of MMF in the hands of USGMF will include the period during which those assets were held by MMF; (vii) the aggregate tax basis of the USGMF shares received by the shareholders of MMF will be the same as the aggregate tax basis of MMF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the USGMF shares (including fractional shares) received by shareholders of MMF will include the holding period that the MMF shares exchanged were held (provided that the MMF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of MMF in exchange for USGMF shares and the assumption by USGMF of the liabilities of MMF were deemed not to constitute a tax-free reorganization, each MMF shareholder would recognize gain or loss equal to the difference between the value of the USGMF shares such shareholder acquires and the tax basis of such shareholder's MMF shares.

Shareholders should consult their tax advisors regarding the effect, if any of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth, as of December 31, 1997, the capitalization of USGMF and MMF.

                                 CAPITALIZATION


                                                                      Pro Forma
                                                                      Reorganization
                                             USGMF        MMF         USGMF
                                           ---------     ----------   ---------
Total Net Assets.......................    $76,649,947   $9,407,404   $ 86,057,325
Shares Outstanding.....................    $76,649,948   $9,408,416   $ 86,058,364
                                           ---------     ----------   ---------
Net Asset Value Per Share..............    $ 1.00        $1.00        $1.00


MANAGEMENT

DIRECTORS/TRUSTEES. The management of the business and affairs of USGMF is the responsibility of the Board of Trustees of Van Eck Funds. The Trustees of Van Eck Funds (of which USGMF is a series) consist of nine persons, five of whom are not "interested persons" as defined in the 1940 Act. The management of the business and affairs of MMF is the responsibility of the Board of Directors of Van Eck/Chubb Funds. The Directors of Van Eck/Chubb Funds, Inc. (of which MMF is a series) consist of five persons, three of whom are not "interested persons" as defined in the 1940 Act.

INVESTMENT ADVISER AND ADMINISTRATOR. Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as the investment adviser and manager to USGMF. Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061, serves as the investment adviser for MMF and Van Eck Associates Corporation serves as investment administrator to the Fund.

Under the Trust's Investment Advisory Agreement, the Adviser provides USGMF with a continuous investment program which includes determining which securities should be bought, sold or held. The Adviser also manages the business and affairs of USGMF. Pursuant to the Investment Management Agreement for MMF, Chubb Asset Managers, Inc. is responsible for the investment of MMF's portfolios consistent with the Fund's investment objectives, policies and restrictions.

MMF and USGMF pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. MMF pays a separate fee for administrative services. The advisory fee paid to the Adviser with respect to USGMF is higher than the fees paid by most investment companies. For additional information, see "Management" in the USGMF Prospectus, "Management of the Company" and "Management Fees and Expenses" in the MMF Prospectus, and "Investment Advisory Services" in both Funds, the Statements of Additional Information.

PORTFOLIO MANAGER. Gregory Krenzer is the Portfolio Manager for USGMF. He is responsible of managing the Fund's portfolio of investments. Thomas J. Swartz, III serves as Vice-President for MMF and has been employed by Chubb Asset Manager, Inc. since 1988.

TRANSFER AGENT. The Transfer Agent and Dividend Paying Agent for USGMF is DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141. The Transfer Agent and Dividend Paying Agent for MMF until April 6, 1998 is Firstar Trust Company, Mutual Fund Service, Third Floor, P.O. Box 701, Milwaukee, WI 53201-0701. Thereafter DST Systems, Inc. will assume that function.

Shares of USGMF to be Issued in the Reorganization and Shares of MMF

SHARES. On the Exchange Date, all shareholders of MMF will be given a number of shares of beneficial interest, par value $.001, of USGMF having an aggregate net asset value equal to the net asset value of his or her shares of MMF. The shares of USGMF to be issued in the Reorganization will be identical in all respects to all shares of USGMF then outstanding.

VOTING RIGHTS. Shareholders of USGMF and MMF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Trustees/Directors (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for USGMF and MMF, the Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Boards of the Trust and Van Eck/Chubb Funds, Inc. are self-perpetuating bodies until fewer than 50% of their members were elected by the shareholders. Under the Trust's Amended and Restated Master Trust Agreement, any Trustee may be removed by a vote of two-thirds of the outstanding Trust shares (outstanding Trust shares include shares of all series of the Trust and not solely shares of USGMF); and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Under the Bylaws of Van Eck/Chubb Funds, Inc., any Director may be removed by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of stockholders duly called and at which a quorum is present. With respect to each of MMF and USGMF, each issued and outstanding share is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.

SHAREHOLDER LIABILITY. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

CONTROL. As of ________, 1998, there were no persons who exercised control over USGMF or MMF as "control" is defined in the 1940 Act.

OTHER CLASSES. As of the date hereof, neither MMF nor USGMF has any other classes of securities outstanding as defined in the 1940 Act other than the shares described herein.

SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to USGMF or MMF should be addressed to the Funds by telephone at (800) 826-2333 or in writing at the address set forth on the cover page of the Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any dividends and capital gains paid by USGMF may be received by the shareholder in cash or may be reinvested in that Fund at the net asset value (without imposition of a sales charge) on the day so determined by the Board of Directors. In addition, dividends and capital gainsmay also be reinvested in Class A shares of any other series of Van Eck Funds. Any dividends and capital gains paid by MMF will be automatically reinvested in additional shares of the fund at the fund's net asset value at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them without imposition of any sales charge in any other Van Eck/Chubb Fund at such fund's net asset value at the close of business on the payment date.

TAX CONSEQUENCES. For a discussion of the tax consequences associated with an investment in USGMF, see "Taxes" in Van Eck Funds' Statement of Additional Information and see "Taxes and Dividends" in the Van Eck/Chubb Funds, Inc. Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state and local taxes.

PURCHASE OF SHARES. Both prior to and subsequent to the Reorganization, shares of USGMF will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of USGMF. See "Purchase of Shares" in the Prospectuses. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information for Van Eck Funds.

Each Class of shares of USGMF and MMF have adopted Rule 12b-1 Plans in accordance with the 1940 Act. The Rule 12b-1 Plans are described in "Synopsis-Other Fees" above. Each Rule12b-1 Plan must be approved annually by the Board of Directors/Trustees. For more discussion of the 12b-1 Plans, see "Plan of Distribution" in the USGMF Prospectus and "Distribution Plan" in the MMF Prospectus.

REDEMPTION PROCEDURES. While shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent, redemption procedures for USGMF are not identical to the redemption procedures for MMF. See "Redemption of Shares" in the Van Eck Funds' Prospectuses and "Redemption or Repurchase" in the MMF Prospectus.

OTHER MATTERS

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

The Meeting for shareholders of MMF will be held on April ___, 1998 at 99 Park Avenue, 8th Floor, New York, New York 10016 at __________, New York Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of MMF's shares of beneficial interest, par value $.01 per share, at the close of business on _______________, 1998 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were ______________shares of MMF outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person or entity owns beneficially 5% or more of the shares of MMF or USGMF except as stated in "Introduction" above.

VOTING RIGHTS AND REQUIRED VOTE

Voting procedures are described under "The Reorganization-Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed by a client and returned to his or her broker, which holds MMF shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the Reorganization prior to such adjournment if sufficient votes have been received for approval.

Under Massachusetts law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in USGMF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund or Van Eck/Chubb Fund prior to the date of the Reorganization.

                             ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which the Trust and Van Eck/Chubb Funds, Inc., respectively, have filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by the Trust and Van Eck/Chubb Funds, Inc., can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                                        EXHIBIT A



                                 AGREEMENT AND
                     PLAN OF REORGANIZATION AND LIQUIDATION


AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of January 29,1998 (the "Plan") by and between Van Eck/Chubb Funds, Inc., a Maryland corporation (the "Corporation") on behalf of Van Eck/Chubb Money Market Fund ("Money Market Fund"), a series of the Corporation and Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of U.S. Government Money Fund, a series of the Trust. Van Eck/Chubb Money Market Fund and U.S. Government Money Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                  WITNESSETH:

WHEREAS, the Trust and the Corporation are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Money Market Fund in exchange solely for shares of common stock, par value $0.001 per share, of the U.S. Government Money Fund ("U.S. Government Money Shares") and the assumption by U.S. Government Money Fund of all of the stated liabilities of Money Market Fund and the distribution, after the Closing hereinafter referred to, of U.S. Government Money Fund Shares to the shareholders of Money Market Fund in liquidation of Money Market Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, and the Directors of the Corporation, including a majority of the Directors who are not interested persons, have determined with regard to its constituent Fund that participating in the transactions contemplated by this Plan is in the best interests of that Fund.

NOW, THEREFORE, the Trust and the Corporation hereby agree as follows:

1. TRANSFER OF ASSETS. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing"), the Corporation shall transfer all of the assets of Money Market Fund, and assign all Assumed Liabilities (as hereinafter defined), to U.S. Government Money Fund, and the Trust, on behalf of U.S. Government Money Fund, shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Company of U.S. Government Money Fund Shares having a net asset value equal to the value of the net assets of Money Market Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Money Market Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Money Market Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then-current prospectus and statement of additional information of U.S. Government Money Fund.

All Assumed Liabilities of Money Market Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to U.S. Government Money Fund and may be enforced against U.S. Government Money Fund to the same extent as if the same had been incurred by U.S. Government Money Fund.

2. LIQUIDATION OF MONEY MARKET FUND. At or as soon as practicable after the Closing, Money Market Fund will be liquidated and the New Shares delivered to the Company on behalf of Money Market Fund will be distributed to shareholders of Money Market Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Money Market Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of U.S. Government Money Fund in the name of each shareholder of Money Market Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Company shall file on behalf of Money Market Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Money Market Fund and shall take all other steps necessary to complete liquidation and dissolution of Money Market Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Money Market Fund will be deemed for all purposes to evidence ownership of the number of U.S. Government Money Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Money Market Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Corporation's transfer agent, holders of these non-negotiable certificates shall be entitled to receive certificates representing the number of U.S. Government Money Fund shares issuable with respect thereto.

3. REPRESENTATIONS AND WARRANTIES.

(a) The Company, on behalf of Money Market Fund, hereby represents and warrants to the Trust on behalf of U.S. Government Money Fund as follows:

(i) the Corporation is duly organized, validly existing and in good standing under the laws of the state of Maryland and has full power and authority to conduct its business as presently conducted;

(ii) the Corporation has full power and authority to execute, deliver and carry out the terms of this Plan on behalf of Money Market Fund;

(iii) the execution and delivery of this Plan on behalf of the Money Market Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Money Market Fund (other than as contemplated in Section 4(I)) are necessary to authorize this Plan and the transactions contemplated hereby;

(iv) this plan has been duly executed by the Corporation on behalf of Money Market Fund and constitutes its valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v) neither the execution and delivery of this Plan by the Corporation on behalf of Money Market Fund, nor the consummation by the Corporation on behalf of Money Market Fund of the transactions contemplated hereby will conflict with, result in a breach of or default under, the Articles of Amendment and Restatement or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other Plan to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound; and

(vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution an delivery of this Plan by the

          Corporation on behalf of Money Market Fund or the consummation of any transactions contemplated hereby by the Corporation, other than as shall be obtained at or prior to the Closing.

(b) The Trust, on behalf of U.S. Government Money Fund, hereby represents and warrants to Money Market Fund as follows:

(i) the Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct is business as presently conducted;

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Plan on behalf of U.S. Government Money Fund;

(iii) the execution and delivery of this Plan on behalf of U.S. Government Money Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders U.S. Government Money Fund are necessary to authorize this Plan and the transactions contemplated hereby;

(iv) this Plan has been duly executed by the Trust on behalf of U.S. Government Money Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v) neither the execution and delivery of this Plan by the Trust on behalf of U.S. Government Money Fund, nor the consummation by the Trust on behalf of U.S. Government Money Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Amended and Restated Master Trust Agreement of the Trust (the "Master Trust Agreement") or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other Plan to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

(vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Plan by the Trust on behalf of U.S. Government Money Fund or the consummated of any transactions contemplated hereby by the Corporation, other than as shall be obtained at or prior to the Closing.

4. CONDITIONS PRECEDENT. The obligations of the Trust and/or the Corporation, as the case may be, to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:


(a) At or immediately prior to the Closing, the Corporation shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Money Market Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

(b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Trust and the Corporation to carry out the transactions contemplated by this Plan shall have been received;

(c) A registration statement of the Trust on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(d) All necessary actions shall have been taken in order to enable U.S. Government Money Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

(e) All representations and warranties of the Corporation on behalf of Money Market Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of U.S. Government Money Fund shall have received a certificate of an officer of the Corporation acting on behalf of Money Market Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of U.S. Government Money Fund;

(f) All representations and warranties of the Trust on behalf of U.S. Government Money Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of Money Market Fund shall have received a certificate of an officer of the Trust acting on behalf of U.S. Government Money Fund to that effect in form and substance reasonably satisfactory to the Corporation on behalf of Money Market Fund;

(g) The Trust and the Corporation shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Trustees of the Trust and the Directors of the Corporation, as to the tax consequences of the reorganization;

(h) The Trust on behalf of U.S. Government Money Fund shall have certain agreed upon procedures performed by independent auditors, selected by the Trust, on the unaudited statement of assets and liabilities described in Section 1 of this Plan, and shall have received a report thereon in accordance with established accounting standards;

(i) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of Money Market Fund entitled to vote at a Meeting of Shareholders of Money Market Fund duly called for such purpose.

5. CLOSING. The Closing shall be held at the offices of the Corporation and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Money Market Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Corporation shall distribute the New Shares to Money Market Fund Record Holders (as herein defined) by instructing U.S. Government Money Fund to register the appropriate number of New Shares in the names of Money Market Fund's shareholders and U.S. Government Money Fund will promptly comply with said instruction. The shareholders of record of the Money Market Fund as of the close of business on the Valuation Date shall be certified by the Corporation's transfer agent (the "Money Market Fund Record Holders").

6. EXPENSES. All expenses of the Trust and the Corporation attributable to the transactions contemplated by this Plan, other than any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan, will be borne by Chubb Asset Managers, Inc. and Van Eck Associates Corporation, for which each shall be jointly and severally liable. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

7. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust or the Board of Directors of the Corporation with respect to either of U.S. Government Money Fund or Money Market Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Money Market Fund or U.S. Government Money Fund, or their respective Trustees/Directors or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 6 hereof.

8. AMENDMENTS. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Corporation; provided, however, that following the meeting of Money Market Fund shareholders called by the Coproation pursuant to Section 4(i) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of U.S. Government Money Fund Shares to be issued to the Money Market Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

9. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

10. FURTHER ASSURANCES. Unless the Plan has been terminated pursuant to Section 7 hereof, the Trust with respect to U.S. Government Money Fund, and the Corporation with respect to Money Market Fund, shall take such further action, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

11. LIMITATIONS OF LIABILITY. The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Corporation, personally, but bind only the assets and property of the U.S. Government Money Fund series of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Plan has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the Trust property of the U.S. Government Money Fund series of the Trust as provided in the Articles of Amendment and Restatement. The Master Trust Agreement of the Trust provide, and it is expressly agreed, that each Fund shall be solely and exclusively responsible for the payment of its debts, liabilities and obligations, and that no other Fund shall be responsible for the same.


IN WITNESS WHEREOF, the Trustees of the Trust and the Directors of the Corporation have caused this Plan to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.


Attest:                                 Van Eck/Chubb Funds -
                                        Money Market Fund

        /s/ Thaddeus Leszczynski        By:   /s/ Michael O'Reilly
-------------------------------------      ------------------------
            Thaddeus Leszczynski,             Michael O'Reilly,
            Secretary                         President


                                        Van Eck Funds
                                        Van Eck U.S. Government Money Fund

        /s/ Thaddeus Leszczynski        By:   /s/ John C. van Eck
-------------------------------------      -------------------------------
            Thaddeus Leszczynski,             John C. van Eck,
            Secretary                         President

We acknowledge our obligations under Section 6 of this Plan and agree to perform those obligations in accordance with the terms of this Plan.

Chubb Asset Managers, Inc.              Van Eck Associates Corporation


By:                                     By:
   ---------------------------------       -------------------------------

                              VAN ECK/CHUBB FUNDS
                               MONEY MARKET FUND
                           99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                                 1-800-826-2333

                    _______________________________________

                      STATEMENT OF ADDITIONAL INFORMATION

                    _______________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Money Market Fund (the "Fund" or "MMF"), a series of Van Eck/Chubb Funds, dated April __, 1998, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.



Further information about the U.S. Government Money Fund ("USGMF") series of Van Eck Funds is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated April 30, 1997 and its Annual Report to shareholders for the year ended December 31, 1997, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck Funds at the phone number listed above or by writing to the above address.

Further information about the Fund is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information dated May 1, 1997, and its Annual Report to Shareholders for the year ended December 31, 1997, all of which are incorporated by reference herein and are available at no cost by either calling MMF at the phone number listed above or by writing to the above address.

The following is the pro-forma information for USGMF and MMF.

   THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED____________, 1998.

TABLE OF CONTENTS                                                       PAGE
--------------------------------------------------------------------------------

General Information......................................................... 2

                              GENERAL INFORMATION

The shareholders of MMF are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of MMF for shares of USGMF, the assumption of the liabilities of MMF by USGMF, the distribution of USGMF shares to the shareholders of MMF and the liquidation of MMF. USGMF is an open-end management investment company registered under the Investment Company Act of 1940 and a series of Van Eck Funds organized as a Massachusetts business trust. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on, _________, April ___, 1998 at _________, New York Time.

For detailed information about the Plan, shareholders of MMF should refer to the Proxy Statement/Prospectus.

                     COMBINED SCHEDULE OF INVESTMENTS FOR
               U.S. GOVERNMENT MARKET FUND AND THE VAN ECK/CHUBB
                               MONEY MARKET FUND

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                                        Market Value
                                                                                ------------------------------------------
                                                                                                                Proforma
                                                                                U.S. Government    Van Eck/       for
                                                                     Principal        Money      Chubb Money    Combined
SHORT-TERM OBLIGATIONS                                                 Value          Fund       Market Fund      Fund
                                                                     -----------------------------------------------------
  Federal National Mortgage Association Discount Note,
   6.00%, due 08/05/98.............................................  $ 4,600,000        0       $4,571,429     $ 4,571,429
  U.S. Treasury Bill, 5.18%, due O1/22/98..........................        1,800        0        1,794,581     $ 1,794,581
  U.S. Treasury Bill, 5.20%, due O1/22/98..........................    2,835,000        0        2,826,401     $ 2,826,401
  U.S. Treasury Bill, 5.32%, due O1/22/98..........................   15,000,000    14,954,500      0          $14,954,500
  U.S. Treasury Bill, 5.30%, due O2/26/98..........................   20,000,000    19,838,844      0          $19,838,844
  Repurchase Agreements:
  Cost $8,687,506 purchased on 12/31/97, 5.75% due 01/02/98;
   maturity value - $8,690,281 (with HSBC Securities Incorporated collateralized by $8,511,000 U.S. Treasury Note due 10/31/98
   with an interest rate of 6.25% and a value of $21,417,692)......    8,687,506     8,687,506      0           $8,687,506
  Cost $8,500,000 purchased on 12/31/97, 6.00% due 01/02/98;
   maturity value - $8,502,833 (with Merrill Lynch, Pierce,
   Fenner & Smith Incorporated collateralized by $8,240,000
   U.S. Treasury Note due 8/31/98 with an interest rate of 6.00%
   and a value of $20,407,447).....................................    8,500,000     8,500,000      0           $8,500,000
                                                                     -----------------------------------------------------

 Total investments (amortized cost $61,173,261)....................        71.08%   51,980,850   9,192,411     $61,173,261

 Other assets less liabilities.....................................        28.92%   24,669,215     214,993     $24,884,208
                                                                     -----------------------------------------------------

 TOTAL NET ASSETS..................................................       100.00%  $76,650,065  $9,407,404     $86,057,469
                                                                     =====================================================


                                                                                                                  Proforma
                                                                     U.S. Government     Van Eck/                   for
                                                                        Money          Chubb Money                Combined
                                                                        Fund           Market Fund   Adjustment    Fund
                                                                     ---------------   -----------   ----------   --------
Capital:
Capital Stock -- U.S. Government Money Fund - unlimited
  number of shares authorized and Van Eck/Chubb Money Market
  Fund $0.01 par value, 100,000,000 shares authorized per share
  76,649,948 shares of U.S. Government Money Fund, and 9,408,416 shares of Van Eck/Chubb Money Market Fund issued and 86,058,364
  shares for the Combined Fund, as adjusted........................           -        94,076         (94,076)            -
Capital paid in excess of par......................................   $ 76,649,948  9,314,340          94,076   86,058,360
Accumulated realized capital losses on investments -- net..........            117     81,012                         (895)

Total -- Equivalent to $1.00 net asset value per share of Van Eck/Chubb Global Fund Common Stock, and $1.00 net asset value per share of Global Income Fund Common
  Stock and $1.00 net asset value per share for the Combined
  Fund, as adjusted

Total Capital.....................................................   $ 76,650,065  $9,407,404       $      -   $ 86,054,769

  The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statement of Assets, Liabilities and Capital of the respective Funds at December 31, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 1997. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.



             COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                            AS OF DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VAN ECK/
                                                 U.S. GOVERNMENT  CHUBB MONEY             PROFORMA FOR
                                                    MONEY FUND    MARKET FUND  ADJUSTMENT COMBINED FUND
ASSETS:
Investments at Cost...............................   $51,980,850  $9,192,411  $0  $61,173,261

Investments at Value..............................   $51,980,850  $9,192,411  $0  $61,173,261
Receivables:
 Cash and currencies..............................             0     239,663   0      239,663
 Interest and Dividends...........................         2,804           0   0        2,804
  Securities Sold.................................             0           0   0
  From Advisor....................................             0      22,602   0       22,602
 Capital Shares Sold..............................    37,112,414       4,317   0   37,116,731
 Other Assets.....................................             0         393   0          393
                                                   ------------------------------------------
    Total Assets..................................    89,096,068    9,459,386  0   98,555,454
                                                   ------------------------------------------

LIABILITIES:
Payables:
 Dividends Payable................................        32,266       8,267   0       40,533
 Capital Shares repurchased.......................    12,333,052      18,709   0   12,351,761
 Due to custodian.................................           118           0   0          118
 Accounts Payable.................................        80,567      25,004   0      105,571
                                                   ------------------------------------------

    Total Liabilities.............................    12,446,003      51,980   0   12,497,983
                                                   ------------------------------------------

Net Assets........................................   $76,650,065  $9,407,406  $0  $86,057,471
                                                   ==========================================

  The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the six months ended December 31, 1997, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on December 31, 1997. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on December 31, 1997 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

                       COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    U.S. GOVERNMENT  CHUBB MONEY              PROFORMA FOR
                                                                       MONEY FUND    MARKET FUND  ADJUSTMENT COMBINED FUND
INCOME:
Interest.............................................................     4,018,173      473,466           0      4,491,639
                                                                      ------------------------------------------------------
    Total Income.....................................................     4,018,173      473,466           0      4,491,639
                                                                      ------------------------------------------------------

EXPENSES:
Advisory fee.........................................................       386,515       13,510           0        400,025
Distribution.........................................................       193,258       22,516           0        215,774
Custodian............................................................       114,732        3,032           0        117,764
Transfer agency......................................................        64,478       35,922           0        100,400
Administrative fee (Note 2)..........................................       119,086       31,522           0         87,564
Registration.........................................................        28,466        9,095           0         37,561
Professional.........................................................        37,478       10,508           0         44,082
Reports to shareholders..............................................        15,380        4,593           0         19,973
Trustees fees and expenses...........................................        13,964        1,012           0         14,976
Other................................................................        47,986        1,914           0         45,996
                                                                      ------------------------------------------------------
    Total Expenses...................................................       985,917      133,624           0      1,119,571
Expenses Waived by the Administration................................             0      (88,592)          0        (88,592)
                                                                      ------------------------------------------------------
    NET EXPENSES.....................................................             0       45,032           0      1,030,949
                                                                      ------------------------------------------------------

    NET INVESTMENT INCOME............................................     3,032,256      428,434           0      3,460,690
                                                                      ======================================================

REALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments..............................             0         (500)          0           (500)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION           $3,032,256     $427,934          $0     $3,460,190
                                                                      ======================================================
----------------------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

PRO FORMA FOOTNOTES OF MERGER BETWEEN
VAN ECK/CHUBB MONEY MARKET FUND AND U.S. GOVERNMENT MONEY FUND
December 31, 1997 (unaudited)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Van Eck/Chubb Money Market Fund by Fund, as if such acquisition had taken place as of January 1, 1998.

Under the terms of the Plan of Reorganization, the combination of Van Eck/Chubb Money Market Fund and U.S Government Money Fund will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Van Eck/Chubb Money Market Fund in exchange for shares of U.S. Government Money Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Van Eck/Chubb Money Market Fund and U.S. Government Money Fund have been combined as of and for the year ended December 31, 1997.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments and U.S. Government Fund and Van Eck/Chubb Money Market Fund which are included in their respective annual reports dated December 31, 1997.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of Van Eck/Chubb Money Market Fund by U.S. Government Money Fund had taken place as of January 1, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

U.S Government Money Fund is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by U.S Government Money Fund are (a) securities transactions are accounted for on the trade date
(b) Debt instruments are valued by using the amortized cost method to value securities (c) interest income is recorded on the accrual basis (d) gains or losses on the sale of securities are calculated by using the identified cost method (e) direct expenses are charged to the fund (f) dividends and distributions to shareholders are recorded daily (g) U.S Government Money Fund intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholder; therefore, no provision for Federal income taxes has been made.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1997. Adjustments made to expenses for duplicated services that would not have been incurred if the merger took place on January 1, 1998.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Van Eck Associates Corporation (VEAC) acts as investment manager of U.S Government Money Fund. U.S Government Fund pays VEAC a management fee calculated at the annual rate of 0.50% on average daily net assets. All fees are calculated daily and paid monthly.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VI, of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a) Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596); Form of First Amendment to Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596). Form of Second Amendment to Master Trust Agreement (incorporated by reference to Pre-Effective Amendment No. 1). Form of Third Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 1). Form of Fourth Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 3). Form of Fifth Amendment to the Master Trust Agreement, adding World Income Fund as a series to the trust (incorporated by reference to Post-Effective Amendment No. 7). Form of Sixth Amendment to Master Trust Agreement, adding International Investors Fund as a series of the Trust and establishing investment limitations therefore, respectively, (incorporated by reference to Post-Effective Amendment No. 17). Form of Seventh Amendment to the Master Trust Agreement, adding Short-Term World Income Fund and International Equities Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 19).


(1)(b) Form of Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C and changing the name of International Equities Fund to International Growth Fund (incorporated by reference to Post-Effective Amendment No. 20); Form of Second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Global Balanced Fund as a series of the Trust and changing the name of International Investors Fund to International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 29); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Form of Sixth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Global Hard Assets Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 36); Eighth Amendment to Amended and Restated Master Trust Agreement adding Gold Opportunity Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 37); Ninth Amendment to the Amended and Restated Master Trust Agreement adding Class B shares to Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund series of the Trust (incorporated by reference to Post-Effective Amendment No. 39).

(1)(c) Tenth Amendment to Amended and Restated Master Trust Agreement adding Emerging Markets Growth Fund (to be filed by Amendment).



(2) By-laws of Registrant (incorporated by reference to Registration Statement No. 2-97596).

(3)      Not Applicable.
(4)      Not Applicable.
(5)(a) Form of certificate of shares of beneficial interest of the World Trend Fund (incorporated by reference to Pre-Effective Amendment No. 1). Forms of certificates of shares of beneficial interest of Gold/Resources Fund and

         U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Form of certificate of shares of beneficial interest of the World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); Forms of certificates of shares of beneficial interest of the Short-Term World Income Fund-C and International Growth Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of Class B shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No.
         26); Form of certificate of Class A and Class B shares of beneficial interest of Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 26); Form of certificate of Class B shares of beneficial interest of the World Income Fund (incorporated by reference to Post-Effective Amendment No. 29); Certificate of Class A shares of beneficial interest of the World Income Fund; Form of certificate of Class A and Class B shares of beneficial interest of Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 30); Form of certificate of Class A and Class C shares of beneficial interest of Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 33); Form of certificate of Class A and Class C shares of beneficial interest of Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 35); Form of certificate of Class B shares of beneficial interest of Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 39.

(5)(b) Instruments defining rights of security holders (See Exhibits (1) and (2) above).

(6)(a) Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(6)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Letter Agreement to add World Income Fund (incorporated by reference to Post-Effective Amendment No. 6)

(6)(c) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23).

(6)(d) Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 31).

(6)(e) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31); and. Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 34)

(6)(f) Advisory Agreement between Van Eck Associates Corporation and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(6)(g) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37).

(6)(h) Sub-Advisory Agreement among Fiduciary International, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 27).

(6)(i) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No. 36).




(6)(k)   Form of Sub-Advisory Agreement among Peregrine Asset Management (Hong
         Kong) Limited, Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No.46).

(7)(a) Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(7)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Letter Agreement to add World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); and Letter Agreement to add Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23)

(7)(c) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31); Letter Agreement to add Gold/Resources Fund-C, International Investors Gold Fund-C, Global SmallCap Fund-C and Asia Infrastructure Fund-C (incorporated by reference to Post-Effective Amendment No.
           34); Letter Agreement to add Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36); Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37); Form of Letter Agreement adding Asia Select Portfolios (incorporated by reference to Post-Effective Amendment No. 41); and Form of Letter Agreement adding Core International Index Fund (incorporated by reference to Post-Effective Amendment No. 42)

(7)(d) Amendment to Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 9).

(7)(e) Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 12).

(7)(f) Letter Agreement to add Emerging Markets Growth Fund (to be filed by amendment).

(8) Form of Deferred Compensation Plan (incorporated by reference to Post-Effective Amendment No. 40).

(9)        Global Custody Agreement, as amended (to be filed by amendment).

(10)(a) Plan of Distribution with respect to International Growth Fund and Asia Dynasty Fund Incorporated by reference to Post-Effective Amendment No. 23). Form of Plan of Distribution with respect to Class B shares of Asia Dynasty Fund (Incorporated by reference to Post-Effective Amendment No. 25). Form of Plan of Distribution with respect to Global Balanced Fund (Class A and B) and World Income Fund (Class B) (incorporated by reference to Post-Effective Amendment No.
           26). Letter Agreement to add Global SmallCap Fund (Class A) and Asia Infrastructure Fund (Class A) (incorporated by reference to Gold/Resources Fund (Class C), International Investors Gold Fund (Class C), Global (Class A) (incorporated by reference to Post-Effective Amendment No. 36). Form of Letter Agreement to add Gold Opportunity Fund (Class A and Class C) and Letter Agreement to add Global Hard Assets Fund (Class C) (incorporated by reference to Post-Effective Amendment No. 37. Form of Plan of Distribution with respect to Asia Infrastructure Fund (Class B), Global Hard Assets Fund (Class
           B) and Gold Opportunity Fund

(10)(b) Letter Agreement to add Emerging Markets Growth Fund (Class A/Class B/Class C).

(11) Opinion of Goodwin, Procter & Hoar, including consent, with regard to World Trends Fund (incorporated by reference to Pre-Effective Amendment No. 1); Opinion Of Fund (incorporated by reference to Post-Effective Amendment No. 1); Opinion of Goodwin, Procter & Hoar with regard to World Income Fund (incorporated by reference to Post-Effective Amendment No. 7); Opinion of Goodwin, Procter & Hoar and consent with regard to International Investors (incorporated by reference to Post-Effective Amendment No. 17); Opinion of Goodwin, Procter and Hoar with regard to Asia Dynasty Fund (incorporated by reference to Post-effective Amendment No. 24); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class B shares of Asia Dynasty Fund and with respect to the issuance of Class A and Class B shares of Global Balanced Fund (incorporated by reference to Post-effective Amendment No. 27); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class A and Class B shares of Asia Infrastructure Fund and Global SmallCap Fund (incorporated by reference to Post-effective Amendment No. 31) and Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Global Hard Assets Fund (incorporated by reference to Post-effective Amendment No. 36). Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37). Opinion of Goodwin, Proctor & Hoar including consent, with regard to the issuance of Class B shares of Asia Infrastructure Fund, Gold Opportunity Fund and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 40).

(11)(b) Opinion of Goodwin, Procter & Hoar, with respect to issuance of Class A, Class B and Class C shares of Emerging Markets Growth Fund (to be filed by amendment).

(12)       To be filed.

(13)(a) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. utilized by World Income Fund, and Forms of Procedural Agreement, Customer Agreement and Safe Keeping Agreement with Morgan Stanley & Co. utilized by World Income Fund (incorporated by reference to Post-Effective Amendment No. 9).

(13)(b) Commodity Customer's Agreement between World Income Fund and Morgan Stanley & Co. (incorporated by reference to Post-Effective Amendment No. 10 ).


(13)(c) Agreement and Plan of Redomicile and Reorganization between the Trust and International Investors Incorporated respecting the reorganization of International Investors Incorporated into the Trust as its fifth series, International Investors. (incorporated by reference to Post-Effective Amendment No. 17).

(13)(d) Form of Accounting and Administrative Services Agreement with respect to Asia Dynasty Fund (Incorporated by reference to Post-effective Amendment No. 23).

(13)(e) Accounting and Administrative Services Agreement with respect to Global Balanced Fund (incorporated by reference to Post-effective Amendment No. 31).

(13)(f) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-effective Amendment No. 31) and Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference to Post-effective Amendment No. 34). Letter Agreement to add Global Hard Assets


           Fund (incorporated by reference to Post-effective Amendment No. 36). Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-effective Amendment No. 37).

(13)(g) Form of Accounting and Administrative Services Agreement with respect to Global Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(13)(h) Letter Agreement to add Emerging Markets Growth Fund (to be filed by amendment).

(14)       Accountants consent.

(15)       Not Applicable.

(16) Powers of Attorney (incorporated by reference to Post-Effective Amendment No. 5).

(17)       Not Applicable.


ITEM 17. Undertakings
         ------------

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(C) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES
                                  ----------

As required by the Securities Act of 1933, the registration statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of January, 1998.



                                    VAN ECK FUNDS


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                           Title                       Date

/s/ John C. van Eck              Chairman & President           1/29/98
-------------------
    John C. van Eck


/s/ Bruce J. Smith               Chief Financial Officer        1/29/98
------------------
    Bruce J. Smith


/s/ Jeremy H. Biggs              Trustee                        1/29/98
-------------------
    Jeremy H. Biggs


/s/ Richard C. Cowell            Trustee                        1/29/98
---------------------
    Richard C. Cowell


/s/ Philip D. DeFeo              Trustee                        1/29/98
-------------------
    Philip D. DeFeo


/s/ Wesley G. McCain             Trustee                        1/29/98
--------------------
    Wesley G. McCain


/s/ David J. Olderman            Trustee                        1/29/98
---------------------
    David J. Olderman


/s/ Ralph F. Peters              Trustee                        1/29/98
-------------------
    Ralph F. Peters


/s/ Richard D. Stamberger        Trustee                        1/29/98
-------------------------
    Richard D. Stamberger

                           VAN ECK/CHUBB FUNDS, INC.
                               MONEY MARKET FUND
       PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL ___, 1998

     The undersigned shareholder of MONEY MARKET FUND, (the "Fund"), a series of Van Eck Funds (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on April __, 1998 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Barbara Allen and Susan Grant and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on April ___, 1998, at ____ New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

Back of Proxy
-------------

                                   PROPOSAL

1. To approve the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck U.S. Government Money Fund, the assumption of liabilities of the Fund by Van Eck U.S. Government Money Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

                   FOR            AGAINST            ABSTAIN
                       ----------         ----------        ----------
                              Dated: ______________________ 1998


                                         ________________________
                                         Signature of shareholder


                                         _______________________
                                         Signature of Co-owner

                                         For joint accounts, all co-owners must
                                         sign. Executors, administrators,
                                         trustees,etc. should so indicate when
                                         signing.